UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 25, 2026

Madison Air Solutions Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-43236	41-2529345
(State or other jurisdiction of incorporation or organization)	(Commission File Number):	(I.R.S. Employer Identification Number)

444 West Lake Street, Suite 4460
Chicago, IL 60606
(Address of principal executive offices)

(312) 262-6374
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0000001	MAIR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.
Securities Purchase Agreement
On August 25, 2026, Madison Air Solutions Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Institutional Investor Securities Purchase Agreement”) with certain institutional accredited investors named therein (each, an “Institutional Investor” and collectively, the “Institutional Investors”) and a Securities Purchase Agreement (the “Individual Securities Purchase Agreement” and, together with the Institutional Investor Securities Purchase Agreement, the “Securities Purchase Agreements”) with Larry Gies, pursuant to which the Company agreed to sell to the Institutional Investors and Mr. Gies, in a private placement (the “Private Placement”), an aggregate of 90,108,130 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”), at an offering price of $24.97 per Share.
Mr. Gies, the Chairman of the board of directors of the Company (the “Board”) and sole manager of the Company’s controlling stockholder, Madison Industries Holdings LLC, has agreed to purchase $300.0 million of Class A Common Stock in connection with the Private Placement. Madison Solutions LLC (“Madison Solutions”), an entity affiliated with Mr. Gies, has also agreed to purchase $320.0 million of Class A Common Stock in connection with the Private Placement.
The gross proceeds of the Private Placement are expected to be approximately $2.25 billion, before deducting applicable fees and other expenses.
The Private Placement is expected to close on September 1, 2026, subject to the satisfaction of customary closing conditions (the “Closing”). The Company intends to use the net proceeds from the Private Placement to fully fund the equity portion of the Company’s previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares and limited partnership interests in ebm-papst Mulfingen GmbH & Co. KGaA & Co. KG, ebm-papst Mulfingen GmbH & Co. KGaA, ebm-papst Finanzierungsgesellschaft mbH and ebm-papst Verwaltungs GmbH, pursuant to that certain Sale and Purchase Agreement, dated as of August 15, 2026.
The Securities Purchase Agreements each contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.
The Shares to be issued pursuant to the Securities Purchase Agreements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and will be issued pursuant to the exemption from registration provided for under Section 4(a)(2) of the Securities Act. The Company relied on this exemption from registration based in part on representations made by the Institutional Investors and Mr. Gies. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act. Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Shares described herein.
Registration Rights Agreement
In connection with the Private Placement, the Company and the Institutional Investors (other than Madison Solutions) entered into a Registration Rights Agreement, dated August 25, 2026 (the “Registration Rights Agreement”), providing for the registration for resale of the Shares pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) no later than 90 calendar days following the date of the Closing (the “Filing Date”), or, if certain financial information related to the Acquisition (the “Required Acquisition Financial Information”) is not available to be filed with, or incorporated by reference into, the Registration Statement by such date, then the Filing Date shall instead be the earlier of (i) the tenth trading day following the date on which all Required Acquisition Financial Information is available to be filed with, or incorporated by reference into, the Registration Statement and (ii) 120 calendar days following the date of the Closing.
The foregoing descriptions of the Securities Purchase Agreements and the Registration Rights Agreement are not complete and are qualified in their entirety by reference to the full text of the Institutional Investor Securities Purchase Agreement, Individual Securities Purchase Agreement and Registration Rights Agreement, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
In connection with the Private Placement, each of Mr. Gies and Madison Solutions is expected to execute a joinder to the Company’s Existing Registration Rights Agreement, dated as of April 15, 2026, by and among the Company, Madison Industries Holdings LLC, and the other parties thereto (the “Existing Registration Rights Agreement”), which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on April 17, 2026. Pursuant to such joinder, Mr. Gies and Madison Solutions will become parties to the Existing Registration Rights Agreement, and the shares of Class A Common Stock purchased by each of them in connection with the Private Placement will be subject to the Existing Registration Rights Agreement.

Lock-Up Agreements
In connection with the Private Placement, each of Mr. Gies and Madison Solutions entered into a Lock-Up Agreement with the Company (each, a “Lock-Up Agreement”), pursuant to which the shares of Class A Common Stock purchased by each of Mr. Gies and Madison Solutions in connection with the Private Placement will be subject to certain transfer restrictions until the one-year anniversary of the Closing, subject to certain exceptions.
The foregoing description of the Lock-Up Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.
Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.
Item 7.01. Regulation FD Disclosure.
On August 25, 2026, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Cautionary Language Concerning Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. For these statements, we claim the protections of the safe harbor for forward-looking statements contained in such Sections. The forward-looking statements included herein are subject to risks and uncertainties. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements give the Company's current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “positions,” “likely,” “target,” “goal,” “strategy” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events, including the expected closing date of the Private Placement, the expected use of proceeds from the Private Placement, statements regarding the Company's expectations, intentions or strategies regarding the Acquisition, the expected benefits of the Acquisition, the anticipated timetable for completing the Acquisition, and the impact of the Acquisition on the Company's business and future financial condition and operating results.
All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that the Company expected, including: the risk that the conditions to the closing of the Private Placement are not satisfied; that the Private Placement may cause dilution to the Company’s existing stockholders; uncertainties as to the timing of the Acquisition; the risk that the Acquisition may not be completed in a timely manner or at all, which may adversely affect the Company's business; the failure to satisfy the closing conditions, including the receipt of required merger control clearances, foreign investment control clearances and European Commission clearance under the EU Foreign Subsidies Regulation; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the sale and purchase agreement entered in connection with the Acquisition, including in certain circumstances requiring the Company to pay the break fee; the ability of the Company to obtain the necessary financing arrangements, including under the debt commitment letter and the Private Placement; the effect of the announcement or pendency of the Acquisition on the Company's business relationships, operating results and business generally; risks that the Acquisition may disrupt the Company's current business plans and operations; the Company's ability to retain and hire key personnel in light of the Acquisition; risks related to diverting management's attention from the Company's ongoing business operations; unexpected costs, charges or expenses resulting from the Acquisition; potential litigation relating to the Acquisition; the ability of the Company to successfully integrate the target companies following the closing and to achieve the anticipated benefits of the Acquisition, including estimated cost, operations, tax and commercial synergies, and the timeline to realize such benefits; the effects of the Acquisition on the Company's earnings, financial condition, net leverage ratio and credit ratings; the Company's estimates of the size of the markets it serves, including its total addressable market and the runway for growth in those markets, proving to be inaccurate; an inability to reduce or effectively manage its significant indebtedness and interest expense, including through any future financings or refinancings; a failure to develop and maintain effective internal control over financial reporting, including a failure to design and implement sufficient controls to remediate its material weaknesses; the markets into which the Company sells its products and services declining, not growing as expected, experiencing cyclicality or shifting towards products or services outside of its portfolio; changes in the general economy, the housing market or other business conditions; difficulties executing, integrating or realizing expected benefits from acquisitions, dispositions or joint ventures, or exposure to unexpected liabilities from such transactions, including the Acquisition; the restrictions imposed on the Company's ability to conduct primary follow-on equity offerings during the two-year period following its initial public offering and associated limitations on its ability to raise equity capital to fund growth initiatives, acquisitions or other strategic opportunities; increasing competitive pressures in the Company's industry and the markets in which it operates; difficulties implementing the Company's 80/20 operating model or other strategies intended to improve organic growth, including its artificial intelligence initiatives; an inability to demonstrate or communicate the benefits of the Company's Return on Air value proposition; the loss of key customers; delays, failures or other challenges in developing and commercializing new versions of the Company's products or new features and accessories; unsuccessful efforts to expand into adjacent markets; supply shortages, rising raw material or freight costs or disruptions in the Company's distribution network; inconsistent practices, controls or decision-making arising from the Company's decentralized organizational structure; the incurrence of events causing an impairment of goodwill or other asset impairment charges; disruption of the Company's operations in its manufacturing facilities, wholesale locations or key customer operations, including as a result of tariffs or other trade policies; failures to protect or defend the Company's intellectual property, including trade secrets or proprietary know-how, or infringement, misappropriation or other violations of others' intellectual property; operational disruptions at manufacturing, wholesale, or key customer locations, as well as labor shortages, disruptions or challenges in attracting and retaining qualified personnel; geopolitical conflicts, cybersecurity attacks, natural disasters, climate change, weather and seasonality that disrupt operations or adversely impact demand; changes in or noncompliance with varying domestic and foreign laws, regulations or government contracting requirements; warranty claims, product liability matters, recall claims, litigation or other legal proceedings, including alleged intellectual property infringement claims; violations of environmental, health and safety laws and regulations; changes in government regulations, trade policies and tariffs; decisions made by the Company's founder who controls the Company; and other factors disclosed in the section entitled “Risk Factors” of the Company's prospectus filed pursuant to Rule 424(b)(4) under the Securities Act with the SEC on April 17, 2026, as may be updated or supplemented by any subsequent filings with the SEC.
The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, it cautions that it is very difficult to predict the impact of known factors, and it is impossible to anticipate all factors that could affect actual results. All forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the foregoing cautionary statements, as well as other cautionary statements that are made from time to time in the Company’s other SEC filings and public communications. You should evaluate any forward-looking statements made in the context of these risks and uncertainties. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our operations in the way we expect. The forward-looking statements included in this Current Report on Form 8-K are made only as of the date hereof. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
10.1*	Form of Securities Purchase Agreement, dated August 25, 2026, by and among Madison Air Solutions Corporation and the investors party thereto.
10.2*	Securities Purchase Agreement, dated August 25, 2026, by and between Madison Air Solutions Corporation and Larry Gies.
10.3	Form of Registration Rights Agreement, dated August 25, 2026, by and among Madison Air Solutions Corporation and the investors party thereto.
10.4	Form of Lock-Up Agreement.
99.1	Press release, dated August 25, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the SEC or its staff upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Air Solutions Corporation (Registrant)

Date:	August 25, 2026	By:	/s/ JJ FOLEY
JJ Foley
Chief Financial Officer